Stock Incentive Plan	3 Months Ended
Mar. 31, 2023
Share-Based Payment Arrangement [Abstract]
Stock Incentive Plan
6.	Stock Incentive Plan

In connection with the closing of the Transactions, the Company’s Board of Directors adopted the Granite Ridge Resources, Inc. 2022 Omnibus Incentive Plan (the “Plan”), which provides for granting, among others, stock options, restricted stock awards, PSUs and other awards to directors, officers, employees and consultants or advisors employed by or providing service to the Company.

During the first quarter of 2023, the Company issued restricted stock awards, stock awards, stock options, and PSUs. Stock-based compensation expense during the three months ended March 31, 2023 was $1.1 million.

Restricted Stock Awards - The Company may award restricted stock to its employees and consultants under the Plan. All restricted shares are legally issued and outstanding. If an employee terminates employment prior to the restriction lapse date, the awarded shares are forfeited and canceled and are no longer considered issued and outstanding. The holders of unvested restricted stock awards have voting rights and the right to receive dividends. The restricted stock awards generally vest over a period of three years.

PSUs - The Company may award PSUs to its employees and consultants under the Plan. The PSUs vest over a period of approximately three years with the total number of shares determined based upon certain performance criteria. Under the terms of our PSU grants, awards are granted to certain officers and are subject to “financial performance” and “market performance” criteria for the Company and to individual performance criteria for the officers awarded PSUs. Financial performance is based on the Company's financial performance at the end of the performance period, while market performance is based on the relative standing of total shareholder return achieved by the Company compared to a predetermined group of peer companies at the end of the performance period. Individual performance criteria is based on the officers' performance relative to individual performance goals at the end of the performance period. The number of shares ultimately issued under these awards can range from zero to 200% of target award amounts.

Stock Options - The Company may award stock options to its employees and consultants under the Plan. The Company's outstanding stock options have been granted to certain officers and expire in 10 years following the date of grant. Pursuant to the stock options granted under the Plan, 33% of the options vested immediately with an additional 33% to vest on each of the next two anniversaries of the date of the grant. Of the stock options granted in the first quarter of 2023, 72,108 of the stock options have an exercise price per share of $5.02, and 320,000 of the stock options have an exercise price per share of $9.22.

Other Awards - The Company may issue other awards to its employees and consultants under the Plan. During the first quarter of 2023, the Company issued 94,007 fully vested stock awards as other awards under the Plan. Weighted average grant date fair value of other awards was $8.51.

A summary of the Company's activity under the Plan for the restricted stock awards, PSUs and stock options for the three months ended March 31, 2023 is presented below:

	Restricted Stock	Performance
	Awards	Stock Units	Stock Options
Outstanding at December 31, 2022	—	—	—
Awards granted(1)	308,938	26,574	392,108
Awards vested	—	—	(130,702)
Outstanding at March 31, 2023	308,938	26,574	261,406
	$5.72	$6.01	$0.82
(1)	Weighted average grant date fair value per share/unit